UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

WCI Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36023	27-0472098
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24301 Walden Center Drive
Bonita Springs, Florida	34134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 947-2600

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 9, 2017, WCI Communities, Inc. (the “Company”), in connection with the proposed merger (the “Merger”) between the Company and a wholly owned subsidiary of Lennar Corporation (“Lennar”), received notice that Lennar elected to exercise its right to pay the entire merger consideration solely in the form of cash (the “Cash Election”), pursuant to the terms of the Agreement and Plan of Merger, dated September 22, 2016, by and among the Company, Lennar and certain subsidiaries of Lennar. As a result of the Cash Election, upon the closing of the Merger, each share of common stock of the Company outstanding immediately prior to the closing will be converted into the right to receive $23.50 in cash.

Because the merger consideration will be paid entirely in cash, the Merger will not qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Company’s U.S. stockholders are expected to recognize gain or loss equal to the difference between the amounts of cash received and such holders’ adjusted tax basis in their common stock of the Company.

Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company filed with the SEC a proxy statement of the Company that also constitutes a prospectus of Lennar. Lennar and the Company also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus and other relevant materials filed by Lennar and the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Lennar with the SEC will be available free of charge on Lennar’s website at www.lennar.com or by contacting Lennar Investor Relations at (305) 559-4000. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.wcicommunities.com or by contacting WCI Investor Relations at (239) 498-8481.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on March 29, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Lennar and the Company operate and beliefs of and assumptions made by Lennar management and the Company management, involve uncertainties that could significantly affect the financial results of Lennar or the Company or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Lennar and the Company, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, international, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business, (iii) changes in the real estate markets, (iv) continued ability to source new investments, (v) risks associated with acquisitions, including the integration of the combined companies’ businesses, (vi) availability of financing and capital, (vii) mortgage rate changes; (viii) risks associated with achieving expected revenue synergies or cost savings, (ix) risks associated with the companies’ ability to consummate the transaction on the terms described or at all and the timing of the closing of the transaction, and (x) those additional risks and factors discussed in reports filed with the SEC by Lennar and the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Lennar nor the Company undertakes any duty to update any forward-looking statements appearing in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

/s/ Vivien N. Hastings
Vivien N. Hastings Senior Vice President, Secretary and General Counsel

Date: February 9, 2017